SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:   March 31, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                    333-10635                 54-1816010
         (State of                  (Commission               (IRS Employer
          Incorporation)            File Number)            Identification No.)


         306 East Main Street
         Richmond, Virginia                   23219
         (Address of principal              (Zip Code)
          executive offices)



         Registrant's telephone number, including area code:
                                  (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

                                                                Page No.

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

                  a.       Independent Auditors' Report
                              (Polo Run Apartments)

                       Historical Statement of Income and
                            Direct Operating Expenses
                              (Polo Run Apartments)

                         Note to Historical Statement of
                           Income and Direct Operating
                         Expenses (Polo Run Apartments)

                  b.       Independent Auditors' Report
                              (Wildwood Apartments)

                       Historical Statement of Income and
                            Direct Operating Expenses
                              (Wildwood Apartments)

                         Note to Historical Statement of
                           Income and Direct Operating
                         Expenses (Wildwood Apartments)

                  c.       Independent Auditors' Report
                              (Toscana Apartments)

                       Historical Statement of Income and
                            Direct Operating Expenses
                              (Toscana Apartments)

                         Note to Historical Statement of
                           Income and Direct Operating
                          Expenses (Toscana Apartments)

                  d.       Pro Forma Statement of Operations
                             for the Year ended December 31, 1996
                             (unaudited)

                        Pro Forma Statement of Operations
                    for the Three Months ended March 31, 1997
                                   (unaudited)

                  e.       Exhibit

                           23.1     Consent of Independent Auditors

                           23.2     Consent of Independent Auditors

                           23.3     Consent of Independent Auditors

         The Company hereby amends and restates Items 7.a., 7.b.,
7.c. and 7.d. of its Current Report on Form 8-K dated March 31,
1997 as follows:

                                    ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                             PHONE: (804) 346-2626
                             FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Polo Run Apartments located in Arlington, Texas for the twelve month period ended February 28, 1997. This statement is the responsibility of the management of Polo Run Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Polo Run Apartments (as defined above) for the twelve month period ended February 28, 1997, in conformity with generally accepted accounting principles.


                                        /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
May 21, 1997

                              POLO RUN APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED FEBRUARY 28, 1997

INCOME
         Rental and Other Income                   $1,304,547

DIRECT OPERATING EXPENSES
         Administrative and Other                     101,400
         Insurance                                     28,521
         Repairs and Maintenance                      257,602
         Taxes, Property                              133,509
         Utilities                                    128,924

          TOTAL DIRECT OPERATING EXPENSES             649,956

          Operating income exclusive of items not
          comparable to the proposed future          --------
          operations of the property                $ 654,591
                                                     ========






See accompanying note to the financial statement.

                              POLO RUN APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED FEBRUARY 28, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Polo Run Apartments is a 224 unit residential garden style apartment complex located on 9.15 acres in Arlington, Texas.

During the financial statement period, the assets comprising the property were owned by A V Polo Run Associates, Ltd. Apple Residential Income Trust, Inc. subsequently purchased the property.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation and management fees.

                                    ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                             PHONE: (804) 346-2626
                             FAX: (804) 346-9311

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Wildwood Apartments located in Euless, Texas for the twelve month period ended February 28, 1997. This statement is the responsibility of the management of Wildwood Apartments.
Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Wildwood Apartments (as defined above) for the twelve month period ended February 28, 1997, in conformity with generally accepted accounting principles.

                                        /s/ L.P. MARTIN & CO., P.C.
Richmond, Virginia
June 4, 1997

                      WILDWOOD APARTMENTS

 STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
          ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                   OPERATIONS OF THE PROPERTY

          TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997

INCOME
         Rental and Other Income                           $  809,555
                                                            ----------

DIRECT OPERATING EXPENSES
         Administrative and Other                             110,035
         Insurance                                             15,246
         Repairs and Maintenance                              123,470
         Taxes, Property                                       85,616
         Utilities                                             78,937
                                                            ----------

          TOTAL DIRECT OPERATING EXPENSES                     413,304
                                                            ----------

          Operating income exclusive of items not
          comparable to the proposed future operations
          of the property                                  $  396,251
                                                           ==========

See accompanying note to the financial statement.

WILDWOOD APARTMENTS

NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
OPERATIONS OF THE PROPERTY

TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Wildwood Apartments is a 120 unit garden style apartment complex located on
10.01 acres in Euless, Texas.

The assets comprising the property were owned by Western Rim Investors 1991-4, L.P., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. subsequently purchased the property.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, amortization, professional fees and management fees.

                                    ITEM 7.c.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                             PHONE: (804) 346-2626
                             FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Toscana Apartments located in Dallas, Texas for the twelve month period ended February 28, 1997. This statement is the responsibility of the management of Toscana Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Toscana Apartments (as defined above) for the twelve month period ended February 28, 1997, in conformity with generally accepted accounting principles.


                                        /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
June 4, 1997

                               TOSCANA APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997

INCOME
         Rental and Other Income                               $1,083,249
                                                               ----------
DIRECT OPERATING EXPENSES
         Administrative and Other                                 128,884
         Insurance                                                 18,985
         Repairs and Maintenance                                  117,117
         Taxes, Property                                          123,710
         Utilities                                                 84,886
                                                                 ---------
              TOTAL DIRECT OPERATING EXPENSES                     473,582
                                                                 ---------
              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                 $  609,667
                                                             ===========








See accompanying note to the financial statement.

                               TOSCANA APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Toscana Apartments is a 192 unit garden style apartment complex located on 3.975 acres in Dallas, Texas.

The assets comprising the property were owned by Western Rim Investors 1993-2, L.P., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. subsequently purchased the property.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, amortization, professional fees and management fees.

                                    ITEM 7.d.

PRO FORMA STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

The accompanying Unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (b) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.




                                               Historical          Brookfield     Eagle Crest       Tahoe       Mill Crossing
                                               Statement of         Pro Forma       Pro Forma      Pro Forma       Pro Forma
                                                Operations         Adjustments     Adjustments    Adjustments     Adjustments
                                             ---------------------------------------------------------------------------------
Date of Acquisitions                                     -         1/31/97            1/31/97       1/31/97         2/28/97

Rental income                                            -      $1,198,543         $3,196,618    $1,200,270        $908,336
Expenses
                Utilities                                -          92,664            305,101       149,166         148,270
                Repairs and maintenance                  -         174,233            379,120       351,750         216,500
                Taxes and insurance                      -         152,636            438,546       145,184         115,377
                Property management fee                  -               -                  -             -           -
                Advertising                              -          30,567             53,153        29,695          25,631
                Other operating expenses                 -               -                  -             -               -
                General and administrative               -               -                  -             -               -
                Depreciation of real estate              -               -                  -             -               -
                Amortization                             -               -                  -             -               -
                Other                                    -          91,702            159,460        89,086          76,891
                                             ---------------------------------------------------------------------------------
                                                                   541,802          1,335,380       764,881         582,669

Income before interest income                            -         656,741          1,861,238       435,389         325,667

                Interest income                          -               -                  -             -               -
                                             ---------------------------------------------------------------------------------
Net income                                               -         656,741          1,861,238       435,389         325,667
                                             =================================================================================


Net income per share                                     -
                                             ==============

Weighted average number of shares outstanding            -
                                             ==============







                                              Polo Run        Wildwood      Toscana        1997
                                               Pro Forma      Pro Forma     Pro Forma     Pro Forma       Total
                                              Adjustments    Adjustments   Adjustments   Adjustments    Pro Forma
                                             ------------------------------------------------------------------------
Date of Acquisitions                           03/31/97        03/31/97     03/31/97          -             -

Rental income                                $1,304,547        $809,555    $1,083,249         -         $9,701,118
Expenses
                Utilities                       128,924          78,937        84,886         -            987,948
                Repairs and maintenance         257,602         123,470       117,117         -          1,619,792
                Taxes and insurance             162,030         100,862       142,695         -          1,257,330
                Property management fee               -               -             -      535,336 (A)     535,336
                Advertising                      25,350          27,509        32,221         -            224,126
                Other operating expenses              -               -             -         -             -
                General and administrative            -               -             -      121,390 (B)     121,390
                Depreciation of real estate           -               -             -    1,452,183 (C)   1,452,183
                Amortization                          -               -             -         -             -
                Other                            76,050          82,526        96,663         -            672,378
                                             -------------------------------------------------------------------------
                                                649,956         413,304       473,582    2,108,909       6,870,483

Income before interest income                   654,591         396,251       609,667   (2,108,909)      2,830,635

                Interest income                       -               -             -          -                 0
                                             -------------------------------------------------------------------------
Net income                                      654,591         396,251       609,667   (2,108,909)      2,830,635
                                             =========================================================================


Net income per share                                                                                         $0.49
                                                                                                        ==============

Weighted average number of shares outstanding                                                           5,747,837
                                                                                                        ==============





The pro forma information reflects adjustments for the actual rental income and rental expenses for the properties for the period in 1997 prior to their acquisition by the Company. Net income has been adjusted as follows: (A) property management and advisory expenses have been adjusted based on the Company's contractual arrangements of 5% of revenues from rental income plus reimbursement of certain expenses estimated to be $2.50 per unit; (B) advisory expenses have been adjusted based on the Company's contractual arrangement of
 .25% of gross proceeds from sales of common stock; (C) depreciation has been adjusted based on the Company's allocation of purchase price to buildings over an estimated useful life of 27.5 years.

PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

The accompanying Unaudited Pro Forma Statement of Operations for the three months ended March 31, 1997 is presented as if (a) the Company had acquired the properties shown below on January 1, 1997; (b) the Company had qualified as a REIT , distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (b) the Company had used proceeds from its best efforts offering to acquire the properties.

The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company will be for the year ended December 31, 1997 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.

                                                Historical      Brookfield    Eagle Crest      Tahoe      Mill Crossing   Polo Run
                                               Statement of     Pro Forma      Pro Forma     Pro Forma      Pro Forma     Pro Forma
                                                Operations     Adjustments    Adjustments   Adjustments    Adjustments   Adjustments
                                               -------------------------------------------------------------------------------------
Date of Acquisitions                               -             1/31/97        1/31/97       1/31/97        2/28/97      03/31/97

Rental income                                  $1,155,766        $99,879       $266,385      $100,023       $151,389      $326,137
Expenses
                 Utilities                         98,538          7,722         25,425        12,431         24,712        32,231
                 Repairs and maintenance           59,600         14,519         31,593        29,313         36,083        64,401
                 Taxes and insurance              106,098         12,720         36,546        12,099         19,230        40,508
                 Property management fee           60,663          -              -             -              -
                 Advertising                       33,475          2,547          4,429         2,475          4,272         6,338
                 Other operating expenses          92,970          -              -             -              -             -
                 General and administrative        77,502          -              -             -              -             -
                 Depreciation of real estate      137,689          -              -             -              -             -
                 Amortization                       8,476          -              -             -              -             -
                 Other                              9,434          7,642         13,288         7,424         12,815        19,013
                                               ------------------------------------------------------------------------------------
                                                  684,445         45,150        111,281        63,742         97,112       162,491

Income before interest income                     471,321         54,729        155,104        36,281         54,277       163,646

                Interest income                    84,934          -              -             -              -             -
                                               -------------------------------------------------------------------------------------
Net income                                        556,255         54,729        155,104        36,281         54,277       163,646
                                               =====================================================================================

Net income per share                                 0.16
                                               ==========

Weighted average number of shares outstanding   3,403,759
                                               ==========

                                                   Wildwood       Toscana          1997
                                                  Pro Forma      Pro Forma       Pro Forma       Total
                                                 Adjustments    Adjustments     Adjustments     Pro Forma
                                              ---------------------------------------------------------------
Date of Acquisitions                               03/31/97       03/31/97        -                -

Rental income                                      $202,389       $270,812        -             $2,572,780
Expenses
                 Utilities                           19,734         21,222        -                242,015
                 Repairs and maintenance             30,868         29,279        -                295,656
                 Taxes and insurance                 25,216         35,674        -                288,091
                 Property management fee              -              -           78,179 (A)        138,842
                 Advertising                          6,877          8,055        -                 68,468
                 Other operating expenses             -              -            -                 92,970
                 General and administrative           -              -           18,011 (B)         95,513
                 Depreciation of real estate          -              -          218,101 (C)        355,790
                 Amortization                         -              -            -                  8,476
                 Other                               20,632         24,166        -                114,414
                                              ---------------------------------------------------------------
                                                    103,327        118,396      314,291          1,700,235

Income before interest income                        99,062        152,416     (314,291)           872,545

                Interest income                       -              -            -                 84,934
                                              ---------------------------------------------------------------
Net income                                           99,062        152,416     (314,291)           957,479
                                              ===============================================================

Net income per share                                                                                 $0.13
                                                                                                 ============

Weighted average number of shares outstanding                                                    6,970,645
                                                                                                 ============


The pro forma information reflects adjustments for the actual rental income and rental expenses for the properties for the period in 1997 prior to their acquisition by the Company. Net income has been adjusted as follows: (A) property management and advisory expenses have been adjusted based on the Company's contractual arrangements of 5% of revenues from rental income plus reimbursement of certain expenses estimated to be $2.50 per unit; (B) advisory expenses have been adjusted based on the Company's contractual arrangement of
 .25% of gross proceeds from sales of common stock; (C) depreciation has been adjusted based on the Company's allocation of purchase price to buildings over an estimated useful life of 27.5 years.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                               Apple Residential Income Trust, Inc.


Date: June __, 1997            By: /s/ Glade M. Knight
                                   -------------------
                                     Glade M. Knight
                                     President of
                                     Apple Residential Income
                                     Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                  Form 8-K/A for Form 8-K dated March 31, 1997


Exhibit Number             Exhibit                               Page Number

         23.1                  Consent of Independent Auditors

         23.2                  Consent of Independent Auditors

         23.3                  Consent of Independent Auditors